UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  May 4, 2009
                                                --------------------------------

                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                000-50052                             06-1393745
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        (Commission File Number)           (IRS Employer Identification No.)

1751 Lake Cook Road, 6th Floor, Deerfield, Illinois               60015
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (847) 597-8800
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.
            ------------

      Subsequent to filing and mailing the 2009 Proxy Statement of Cosi, Inc. (the "Company") for its Annual Meeting of Stockholders to be held on May 27, 2009, the Company discovered an error in the description of the voting procedures for the election of directors. As indicated in the second paragraph under the heading "VOTING SECURITIES" on page one of the Proxy Statement, the persons receiving a plurality of the votes cast by holders of shares of common stock represented at the meeting and entitled to vote will be elected as directors. This means the director nominees receiving the highest number of affirmative votes of the shares entitled to be voted, irrespective of the number of votes cast "against" the nominees, will be elected as directors. The statement in the Proxy Statement that "the number of votes cast 'for' a director nominee must exceed the number of votes cast 'against' that nominee" was included in error.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Cosi, Inc.



                                       By:    /s/ William E. Koziel
                                           -------------------------------------
                                           Name:  William E. Koziel
                                           Title: Chief Financial Officer

Date:  May 4, 2009